SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 6, 2002


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                             2-22791                          15-0277720
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(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                    File Number)            Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)




       Registrant's telephone number, including area code (315) 449-6436








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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 6, 2002, Agway Inc. ("Agway") announced its intention to pursue the sale of certain of its assets as part of a plan to focus on fewer businesses. A copy of a press release dated March 6, 2002 and a letter to Agway's members and investors from Agway's Chief Executive Officer are attached as exhibits to this filing and incorporated herein by reference.





















CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward- looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following is a complete list of exhibits filed as part of this report:

No.
---
99    Additional exhibits

      (a)  Press release relating to Agway Inc. dated Wednesday, March 6, 2002
      (b)  Letter to Agway members and investors dated Wednesday, March 6, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AGWAY INC.
                                           (Registrant)



Date   March 6, 2002                       By       /s/ PETER J. O'NEILL
     ----------------------                   ----------------------------------
                                                    Peter J. O'Neill
                                                 Senior Vice President
                                                   Finance & Control
                                             (Principal Financial Officer and
                                                Chief Accounting Officer)














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